SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS
                               OF THE LISTED FUND:

                                 ----------------

                          DWS Lifecycle Long Range Fund

The following information supplements or replaces similar disclosure in each of the fund's currently effective prospectuses:

Effective June 1, 2006, the strategy employed by Northern Trust Investments, N.A. ("NTI"), one of the fund's subadvisors, to manage the fund's assets allocated to US equities has changed. NTI uses a passive index strategy under which it will seek to mirror the performance of the Standard & Poor's 500 Index for those assets.


The following information supplements the "Who Manages and Oversees the Fund" section each of the fund's currently effective prospectuses:

Also effective June 1, 2006, the management fee paid by the fund to its investment advisor and the fee paid by the investment advisor to NTI have changed. The fund pays the investment advisor a fee of 0.60% on the first $250 million in average daily net assets, which declines to a fee of 0.575% on assets in excess of $250 million up to $750 million and to 0.55% on average daily net assets in excess of $750 million. The investment advisor pays NTI out of the management fee a fee of 0.015% of the first $2 billion in assets under management, which declines to a fee of 0.01% on assets in excess of $2 billion up to $4 billion and 0.005% of assets in excess of $4 billion.



                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

The following replaces disclosure concerning the NTI-managed portion of the fund in the subsection titled "The portfolio managers" in the "Who Manages and Oversees the Fund" section of the prospectus:

The following portfolio manager is responsible for the day-to-day management of the passive equity portion of the fund:

Chad M. Rakvin, CFA, joins the fund in June 2006. He is a Senior Vice President at NTI. Mr. Rakvin is a Team Leader -- Domestic Index in the Quantitative Management Group of NTI. Before joining NTI in 2004, Mr. Rakvin was associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. Mr. Rakvin received a BS degree in finance from Indiana University of Pennsylvania in 1993.








               Please Retain This Supplement for Future Reference


June 1, 2006